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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  JUNE 20, 2000
                Date of Report (Date of earliest event reported)


                           UNIFAB INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



LOUISIANA                               0-29416               72-1382998
(State or other jurisdiction of       (Commission            (IRS Employer
incorporation)                         File Number)        Identification No.)



                                 5007 PORT ROAD
                           NEW IBERIA, LOUISIANA 70562
               (Address of principal executive offices) (Zip Code)



                                 (337) 367-8291
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

================================================================================

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (a)     No financial statements are filed with this report.

 (b)     Exhibits.

         99.1 Press release issued by UNIFAB International, Inc. (the "Company") on June 29, 2000 concerning the change of fiscal year described in Item 8 below.

ITEM 8.  CHANGE IN FISCAL YEAR.

 On June 20, 2000, the Board of Directors of the Company determined to change the Company's fiscal year from the year ending March 31 to the year ending December 31. The first new twelve-month fiscal year will begin January 1, 2001. The nine-month transition period beginning April 1, 2000 and ending December 31, 2000 will be reported on a Form 10-K that will be filed with the Securities and Exchange Commission on or before March 31, 2001.









                                    SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       By:        /s/ Peter J. Roman
                                           ----------------------------------
                                           Peter J. Roman
                                           Vice President and Chief Financial
                                             Officer
                                           (Principal Financial and Accounting
                                             Officer)


Dated: June 30, 2000

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
------                   -----------
 99.1          Press Release issued by UNIFAB International, Inc. (the
               "Company") on June 29, 2000 concerning the change of fiscal year described in Item 8.